UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 14, 2012

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On June 10, 2012, Blue Dolphin Energy Company (“Blue Dolphin”) entered into a Letter Agreement (the “Letter Agreement”) to purchase a 180 day option to acquire an idled refinery located in Ingleside, Texas (the “Refinery”) from Lazarus Energy Holdings, LLC, a Delaware limited liability company and Blue Dolphin’s largest shareholder (“LEH”).  The Refinery is currently owned by Lazarus Texas Refinery I, LLC, a Delaware limited liability company and a wholly-owned subsidiary of LEH (“LTRI”).

Pursuant to the terms of the Letter Agreement, Blue Dolphin will pay LEH a fully refundable sum of $100,000 cash as consideration for the option. If Blue Dolphin chooses to exercise the option, Blue Dolphin will acquire all out the outstanding interests of LTRI for cash or a note payable or a combination of the two.  Further, under the terms of any Purchase and Sale Agreement entered into by the parties: (a) Blue Dolphin will assume all outstanding liabilities associated with the Refinery, (b) Blue Dolphin will reimburse the costs of LTRI and LEH associated with the acquisition, refurbishment and environmental remediation of the Refinery, and (c) LEH will credit the full amount of the option consideration towards the purchase price.

If Blue Dolphin and LEH are unable to negotiate and execute a mutually acceptable Purchase and Sale Agreement within the time frame of the option, LEH will return the option consideration to Blue Dolphin.  Further, if after the Environmental Protection Agency has approved the remediation cleanup of the Refinery, there is a difference between the amount spent by LEH to remediate environmental problems at the Refinery and what Blue Dolphin is willing to pay to acquire the interests of LTRI, then LEH will return the option consideration to Blue Dolphin.

Certain of the Refinery assets are currently subject to a Lease Agreement (the “Lease Agreement”) with Superior Crude Gathering, Inc., a Texas corporation (“Superior”).  If Blue Dolphin chooses to exercise the option, then any cash consideration that must be paid to Superior in connection with the termination of the Lease Agreement would be the responsibility of Blue Dolphin.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	10.1	Letter Agreement dated June 10, 2012, between Lazarus Energy Holdings, LLC and Blue Dolphin Energy Company.

	99.1	Blue Dolphin Energy Company Press Release Issued June 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           June 14, 2012

Blue Dolphin Energy Company

/s/JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

10.1	Letter Agreement dated June 10, 2012, between Lazarus Energy Holdings, LLC and Blue Dolphin Energy Company.

99.1	Blue Dolphin Energy Company Press Release Issued June 11, 2012.